UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 6, 2014

KIMCO REALTY CORPORATION

 (Exact name of registrant as specified in its charter)

Maryland	1-10899	13-2744380
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 New Hyde Park Road
Suite 100
New Hyde Park, NY 11042

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code (516) 869-9000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders.

The annual meeting of the stockholders of Kimco Realty Corporation (the “Company”) was held on May 6, 2014. The Company previously filed with the Securities and Exchange Commission the 2014 proxy statement and related materials pertaining to this meeting. On the record date of March 7, 2014, there were 410,494,129 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”) outstanding and eligible to vote.

Proposal 1: Election of Directors

Elected the following nine nominees to the Board of Directors to serve as directors until the next annual meeting of stockholders and until their respective successors are elected and qualify.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Milton Cooper	345,013,441	3,815,611	21,495,837
Philip E. Coviello	346,239,078	2,589,974	21,495,837
Richard G. Dooley	311,399,430	37,429,622	21,495,837
Joe Grills	344,938,142	3,890,910	21,495,837
David B. Henry	345,926,230	2,902,822	21,495,837
F. Patrick Hughes	346,223,926	2,605,126	21,495,837
Frank Lourenso	344,952,643	3,876,409	21,495,837
Colombe M. Nicholas	346,302,749	2,526,303	21,495,837
Richard B. Saltzman	346,096,777	2,732,275	21,495,837

Proposal 2: Approval of an Amendment to the Company’s Charter to Eliminate Supermajority Voting Requirements

Approved the amendment to the Company’s charter to eliminate supermajority voting requirements as described in our 2014 proxy statement. There were 347,043,998 votes for the proposal; 1,265,729 votes against the proposal; 519,325 abstentions; and 21,495,837 broker non-votes.

Proposal 3: Approval of the Compensation of our Named Executive Officers

Approved, on an advisory basis, the compensation of the Company’s named executive officers as described in the Compensation Discussion and Analysis and the accompanying tables in our 2014 proxy statement. There were 344,119,565 votes for the proposal; 3,146,548 votes against the proposal; 1,562,939 abstentions; and 21,495,837 broker non-votes.

Proposal 4: Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm

Ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2014. There were 368,564,276 votes for the appointment; 1,243,612 votes against the appointment; 517,001 abstentions; and no broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMCO REALTY CORPORATION
Date: May 8, 2014	By:	/s/ Glenn G. Cohen
Name: Glenn G. Cohen Title: Chief Financial Officer